SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       MARCH 13, 1998


                         ACME INTERMEDIATE HOLDINGS, LLC
                              ACME TELEVISION, LLC
                EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                     333-40277                  52-2050589
         DELAWARE                     333-40281                  52-2050588
(STATE OR OTHER JURISDICTION         (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

2101 E. FOURTH STREET, SUITE 202, SANTA ANA, CALIFORNIA                 92705
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (714) 245-9499



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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     ITEM 2.  ACQUISITION  OR  DISPOSITION  OF ASSETS.

     On March 13, 1998, ACME Television Holdings of Missouri, Inc. ("ACME Missouri"), a wholly-owned subsidiary of ACME Television, LLC (the "Company"), acquired 100% of the stock of Koplar Communications, Inc. ("KCI") from the shareholders of KCI. The acquisition was consummated pursuant to a Stock Purchase Agreement, dated July 29, 1997 (the "Purchase Agreement"), by and among ACME Television Holdings, LLC ("ACME Parent"), which indirectly holds, through ACME Intermediate Holdings, LLC ("ACME Intermediate") and its wholly-owned subsidiary, the Company, all of the outstanding stock of ACME Missouri and who subsequently assigned the Purchase Agreement to ACME Missouri, KCI and the shareholders of KCI. Subsequent to the acquisition, KCI was renamed ACME Television of Missouri, Inc. ("ACME Television Missouri") and KCT was renamed ACME Television Licenses of Missouri, LLC.

     The total purchase consideration of $146.3 million was comprised of: (i) $143.3 million of cash (reduced by the amount of long-term debt and notes payable of KCI as of closing and certain other adjustments) and (ii) $3.0 million of consulting fees payable pursuant to a management agreement entered into between the Company and Edward J. Koplar, the controlling shareholder, chief executive officer and chief operating officer of KCI. The acquisition cost of KCI was determined through arms-length negotiations among the parties involved and management of the Company believes that this cost approximates the fair value of the assets acquired based on market conditions. The acquisition cost was funded using the proceeds of (i) the September 30, 1997 sale by the Company of $175.0 million in aggregate principal amount at maturity of 10 7/8% Senior Discount Notes due 2004 and (ii) the sale by ACME Intermediate of 71,634 Units

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consisting of $71,634,000  aggregate  principal amount at maturity of 12% Senior
Secured Discount Notes due 2005 and 71,634 membership units of ACME Intermediate and subsequent contribution by ACME Intermediate of the gross proceeds thereof to the Company. The acquisition was accounted for using the purchase method.

     Prior to the closing of the acquisition, ACME Missouri operated Station KPLR pursuant to a Time Brokerage Agreement, dated September 8, 1997, among ACME Parent, ACME Missouri, KCI and KCT. Pending receipt of FCC approval of the transaction, the purchase consideration of KCI was deposited into escrow on September 30, 1997. On January 2, 1998, the shareholders of KCI received the escrowed funds in exchange for deposit into the escrow account of all of the outstanding capital stock of KCI, together with various documents necessary to consummate the transaction upon receipt of the required FCC approval.

     The proposed acquisition of KCI and the terms of the transactions described above were previously reported in ACME Intermediate's Registration Statement on Form S-4, File No. 333-40277, which was declared effective by the Securities and Exchange Commission ("SEC") on February 11, 1998 (the "Intermediate Registration Statement"), and the Company's Registration Statement on Form S-4, File No. 333-40281, which was declared effective by the SEC on February 11, 1998 ("the Television Registration Statement").

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) Financial Statements

                 The following financial statements of Koplar Communications, Inc. are incorporated by reference to the Financial Statements contained in the Intermediate Registration Statement at pages F-17 through F-33 and the Television Registration Statement

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                 at  pages  F-17  through  F-33, which are  attached  hereto  as
                 Exhibit 99.3.

                  (i) Consolidated Balance Sheets as of December 31, 1995 and 1996 and September 30, 1997 (unaudited);

                 (ii) Consolidated Statement of Operations for the years ended December 31, 1994, 1995 and 1996, and the nine months ended September 30, 1996 (unaudited) and 1997 (unaudited);

                (iii) Consolidated Statement of Shareholders' Deficit for the years ended December 31, 1994, 1995 and 1996 and the nine months ended September 30, 1997 (unaudited);

                 (iv) Consolidated Statement of Cash Flows for the years ended December 31, 1997, 1995 and 1996, and the nine months ended September 30, 1996 (unaudited) and 1997 (unaudited); and

                  (v)  Notes to Consolidated Financial Statements.

             (b) Pro Forma Financial Statements

                 The following pro forma financial statements of the Company and ACME Intermediate are incorporated by reference to the Pro Forma Financial Statements contained in the Television
                 Registration Statement at pages 26 through 30, which are attached hereto as Exhibit 99.4, and the Intermediate Registration Statement at pages 28 through 32, which are attached hereto as Exhibit 99.5, respectively.

                 (i) Pro Form Consolidated Balance Sheet of the Company for the nine months ended September 30, 1997 (unaudited);

                (ii)   Pro Forma Consolidated Statement of the Operations for
                       the  Company  for  the   year  ended  December  31,  1996
                       (unaudited) and the nine months ended September 30, 1997 (unaudited);

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                (iii)  Pro Forma Consolidated Balance Sheet of ACME Intermediate
                       for the nine months ended September 30, 1997 (unaudited); and

                (iv) Pro Forma Consolidated Statement of Operations for ACME Intermediate for the year ended December 31, 1996 (unaudited) and the nine months ended September 30, 1997 (unaudited).

             (c)       Exhibits:

                       2.1 Stock Purchase Agreement, dated July 29, 1997, by and among ACME Television Holdings, LLC, Koplar Communications, Inc. and the shareholders of Koplar Communications, Inc., incorporated by reference to
                             Exhibit 10.1 of the Television Registration Statement and the Intermediate Registration Statement.

                       4.1 Indenture, dated September 30, 1997, by and among ACME Intermediate Holdings, LLC and ACME Intermediate Finance, Inc., as Issuers, and Wilmington Trust Company, incorporated by reference to Exhibit 4.2 of the Intermediate Registration Statement.

                       4.2 Form of Securities of ACME Intermediate Holdings, LLC, incorporated by reference to Exhibit 4.3 of the Intermediate Registration Statement.

                       4.3 Indenture, dated September 30, 1997, by and among ACME Television, LLC and ACME Finance Corporation, as Issuers, the Guarantors named therein, the Wilmington Trust Company, incorporated by reference to Exhibit 4.1 of the Television Registration Statement.

                       4.4   Form   of  Securities  of   ACME  Television,  LLC,
                             incorporated by reference to Exhibit 4.2 of the Television Registration Statement.

                       4.5 First Supplemental Indenture, dated February 11, 1998, by and among ACME Television, LLC and ACME Finance Corporation, as Issuers, the Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Exhibit 4.5 of the Registrants' Quarterly

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                             Report on Form 10-Q for the period ending March 31,
                             1998.

                       4.6 Second Supplemental Indenture, dated March 13, 1998, by and among ACME Television, LLC and ACME Finance Corporation, as Issuers, the Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Exhibit 4.6 of the Registrants' Quarterly Report on Form 10-Q for the period ending March 31, 1998.

                       4.7 Third Supplemental Indenture, dated August 21, 1998, by and among ACME Television, LLC and ACME Finance Corporation, as Issuers, the Guarantors named therein, and Wilmington Trust Company, incorporated by reference to Exhibit 4.7 of the Registrants' Quarterly Report on Form 10-Q for the period ending September 30, 1998.

                       27.1 Financial Data Schedule of ACME Television, LLC., incorporated by reference to Exhibit 27.1 of the Television Registration Statement.

                       27.2  Financial   Data  Schedule  of  ACME   Intermediate
                             Holdings, LLC, incorporated by reference to Exhibit
                             27.1 of the Intermediate Registration Statement.

                       99.1 Escrow Agreement, dated September 8, 1997, by and among ACME Television Holdings, LLC, ACME Television Licenses of Missouri, Inc., Koplar Communications, Inc. the shareholders of Koplar Communications, Inc. and NationsBank, N.A., incorporated by reference to Exhibit 10.2 of the Television Registration Statement and the Intermediate Registration Statement.

                       99.2 Time Brokerage Agreement for KPLR-TV, dated September 8, 1997, by and among ACME Television
                             Licenses of Missouri, Inc., ACME Television Holdings, LLC, Koplar Communications Television, LLC and Koplar Communications, Inc., incorporated by reference to Exhibit 10.3 of the Television Registration Statement and the Intermediate Registration Statement.

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                       99.3  Financial   Statements  of  Koplar  Communications,
                             Inc.,  incorporated  by reference to the  Financial
                             Statements    contained    in   the    Intermediate
                             Registration Statement at pages F-17 through F-33 and the Television Registration Statement at pages F-17 through F-33, incorporated by reference to
                             Exhibit 99.3 of the Registrants' Current Report on Form 8-K for March 13, 1998.

                       99.4 Pro Forma Financial Statements of ACME Television, LLC, incorporated by reference to the Pro Forma Financial Statements in the Television Registration Statement at pages 26 through 30, incorporated by reference to Exhibit 99.4 of the Registrants' Current Report on Form 8-K for March 13, 1998.

                       99.5 Pro Forma Financial Statements of ACME Intermediate Holdings, LLC incorporated by reference to the Pro Forma Financial Statements in the Intermediate Registration Statement at pages 28 through 32, incorporated by reference to Exhibit 99.5 of the Registrants' Current Report on Form 8-K for March 13, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACME TELEVISION, LLC



Date:    May 12, 1999                        By:  /s/  Thomas Allen
                                                 -------------------------------
                                                 Thomas Allen
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ACME INTERMEDIATE HOLDINGS, LLC



Date:    May 12, 1999                        By:  /s/ Thomas Allen
                                                 -------------------------------
                                                 Thomas Allen
                                                 Executive Vice President and
                                                 Chief Financial Officer